UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Check the appropriate box:
☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
CENTURY THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

25 North 38th Street, 11th Floor
Philadelphia, Pennsylvania 19104
2025 ANNUAL MEETING OF STOCKHOLDERS
To be Held on June 12, 2025
April 22, 2025
Dear Stockholder:
We are pleased to invite you to attend the 2025 Annual Meeting of Stockholders of Century Therapeutics, Inc., or the Annual Meeting, which will be held at 9:00 a.m., Eastern Time, on Thursday, June 12, 2025. The Annual Meeting will be held in virtual meeting format only. You will not be able to attend the Annual Meeting physically. We believe that the virtual meeting format enables stockholders to attend and participate from any location around the world at no cost, provides for cost savings to Century Therapeutics, Inc. and reduces the environmental impact of our Annual Meeting. The Annual Meeting can be accessed via the Internet at https://web.lumiconnect.com/265375813, using the password century2025.
Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of 2025 Annual Meeting of Stockholders, or the Notice, and 2025 Annual Meeting Proxy Statement, or the Proxy Statement. Other than the proposals described in the Proxy Statement, our Board of Directors is not aware of any other matters to be presented for a vote at the Annual Meeting. We are pleased to take advantage of the Securities and Exchange Commission, or SEC, rules that allow companies to furnish their proxy materials over the Internet.
Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, we encourage you to vote as soon as possible to ensure that your shares are represented. Information about voting methods is set forth in the accompanying Notice and Proxy Statement.
If you have any questions with respect to voting, please call our Senior Vice President, Finance and Operations, Douglas Carr, at (267) 817-5790.
Sincerely,
/s/ Joseph Jimenez Joseph Jimenez Chairman of the Board of Directors	/s/ Brent Pfeiffenberger, Pharm.D. Brent Pfeiffenberger, Pharm.D. President and Chief Executive Officer
THIS PROXY STATEMENT AND ENCLOSED PROXY CARD ARE
FIRST BEING MADE AVAILABLE ON OR ABOUT APRIL 22, 2025.

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
To be Held on June 12, 2025
Dear Stockholders:
NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders of Century Therapeutics, Inc., or the Annual Meeting, will be held on Thursday, June 12, 2025, at 9:00 a.m. Eastern Time. The Annual Meeting will be held in a virtual meeting format only. We are holding the meeting for the purpose of considering and acting upon:
1.
The election of the two director nominees that are set forth in the attached 2025 Annual Meeting Proxy Statement, or the Proxy Statement, to serve as Class I directors, whose term will expire in 2028;

2.
The ratification of the appointment of Ernst & Young LLP, or EY, as our independent registered public accounting firm for the 2025 fiscal year; and

3.
Any other matters that may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.
MEETING INFORMATION
Date:	June 12, 2025
Time:	9:00 a.m., Eastern Time
Website Address:	The meeting can be accessed by visiting https://web.lumiconnect.com/265375813 (password: century2025), where you will be able to listen to the meeting live, submit questions and vote online. There will be no physical location for stockholders to attend.
Record Date:	You can vote if you were a stockholder of record on April 16, 2025.
Your vote matters. Whether or not you plan to virtually attend the Annual Meeting, please ensure that your shares are represented by voting, signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States.
By Order of the Board of Directors,
/s/ Douglas Carr

Douglas Carr
Senior Vice President, Finance and Operations, and Secretary
April 22, 2025
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 12, 2025. This Proxy Statement and the proxy card are being furnished to our stockholders on or about April 22, 2025. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available to holders of our common stock at www.astproxyportal.com/ast/24419. If you would like to receive, without charge, a paper copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including the financial statements, please send your request to Corporate Secretary, Century Therapeutics, Inc., 25 North 38th Street, 11th Floor, Philadelphia, PA 19104.

SUMMARY INFORMATION
This summary highlights information contained elsewhere in this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, or the 2024 Annual Report. This summary does not contain all of the information you should consider and we encourage you to read this Proxy Statement and the 2024 Annual Report carefully before voting.
2025 Annual Meeting of Stockholders
TIME AND DATE	RECORD DATE	WEBSITE ADDRESS
Thursday, June 12, 2025 9:00 a.m., Eastern Time	April 16, 2025
The meeting can be accessed by visiting https://web.lumiconnect.com/265375813
(password: century2025), where you will be able to listen to the meeting live, submit questions and vote online. There will be no physical location for stockholders to attend.

Summary of Stockholder Voting Matters
VOTING MATTERS	FOR MORE INFORMATION	BOARD OF DIRECTORS RECOMMENDATION
PROPOSAL 1: Election of Class I Directors for a Three-Year Term Expiring in 2028	Page 35	✓ FOR Each Nominee
Daphne Quimi Carlo Rizzuto, Ph.D.
PROPOSAL 2: Ratification of Appointment of EY as our Independent Registered Public Accounting Firm for 2025	Page 36	✓ FOR
Our Director Nominees
You are being asked to vote on the election of Daphne Quimi and Carlo Rizzuto, Ph.D. as Class I directors, each to serve for a three-year term expiring at our 2028 Annual Meeting of Stockholders. The number of members of our Board of Directors, or the Board, is currently set at eight members and is divided into three classes, each of which has a three-year term. Class I consists of two directors, Class II consists of three directors and Class III consists of three directors.
The term of office of our Class I directors expires at the Annual Meeting. We are nominating Daphne Quimi and Carlo Rizzuto, Ph.D. for election at our Annual Meeting to serve until the 2028 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. Directors are elected by a plurality of the votes properly cast by our stockholders at the Annual Meeting. The two nominees receiving the most FOR votes (among votes properly cast online at the meeting or by proxy) will be elected. If no contrary indication is made, shares represented by executed proxies will be voted FOR the election of Daphne Quimi and Carlo Rizzuto, Ph.D. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve.
NAME	AGE	DIRECTOR SINCE	OCCUPATION	INDEPENDENT	COMMITTEE MEMBERSHIPS
					AC	CC	NCGC
Daphne Quimi	59	2022	Former Chief Financial Officer of Amicus Therapeutics, Inc.	Yes	C		M
Carlo Rizzuto, Ph.D.	54	2018	Managing Partner, Versant Ventures	Yes		C	M
AC = Audit Committee	CC = Compensation Committee	C = Chair
Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | i

SUMMARY INFORMATION
NCGC = Nominating and Corporate Governance Committee	M = Member
CORPORATE GOVERNANCE HIGHLIGHTS
The following table summarizes our current Board structure and key elements of our corporate governance framework:
GOVERNANCE ITEMS
Size of Board (set by the Board)	8
Number of Independent Directors	7
Independent Chairman of the Board	Yes
Board Self-Evaluation	Annual
Review of Independence of Board	Annual
Independent Directors Meet Without Management Present	Yes
Voting Standard for Election of Directors in Uncontested Elections	Plurality
Diversity of Board background, experience and skills	Yes
RECENT CORPORATE HIGHLIGHTS
•
In March 2025, we announced that (i) the first patient in our CALiPSO-1 Phase 1 clinical trial in autoimmune diseases is enrolled and was dosed in March 2025; (ii) five sites in the U.S. are actively screening patients and (iii) we are expanding the CALiPSO-1 clinical trial to include additional sites in select European countries and expect enrollment at those sites will initiate in the second half of 2025.

•
In March 2025, we announced our preclinical pipeline re-prioritization to focus on four potentially transformative programs to advance toward clinic, led by CNTY-308 in B-cell mediated autoimmune diseases and malignancies.

•
In March 2025, we announced early discontinuation of ELiPSE-1 program in late-stage relapsed-refractory non-Hodgkin’s lymphoma, or R/R NHL. While we remain encouraged by the clinical activity and tolerability profile of CNTY-101 in late-stage R/R NHL, the emerging clinical data do not meet our threshold to be considered transformational in this patient population and the program is being discontinued.

•
In March 2025, we announced that we estimate our cash, cash equivalents, and investments will support our operations into the fourth quarter of 2026.

•
In January 2025, we announced that we had entered into an agreement for an investigator-initiated Phase 1/2 CARAMEL clinical trial by Professors Georg Schett and Andreas Mackensen for CNTY-101 in patients with B-cell mediated autoimmune diseases, which we expect to commence in mid-2025.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | ii

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | iii

PROXY STATEMENT
This Proxy Statement, with the enclosed proxy card, is being furnished to stockholders of Century Therapeutics, Inc. in connection with the solicitation by our Board of proxies to be voted at our Annual Meeting and at any postponements or adjournments thereof. The Annual Meeting will be held on Thursday, June 12, 2025, at 9:00 a.m., Eastern Time, via the Internet at https://web.lumiconnect.com/265375813, using the password century2025.
This Proxy Statement and the enclosed proxy card are first being furnished to our stockholders on or about April 22, 2025. The Notice of Internet Availability of Proxy Materials being mailed to the stockholders is not part of the Proxy Statement.
Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | iv

GENERAL INFORMATION ABOUT THE MEETING
PROXY SOLICITATION
Our Board is soliciting your vote on matters that will be presented at the Annual Meeting and at any adjournment or postponement thereof. This Proxy Statement contains information on these matters to assist you in voting your shares.
This Proxy Statement and the proxy card are being furnished to our stockholders on or about April 22, 2025. This Proxy Statement and our 2024 Annual Report are available to holders of our common stock at www.astproxyportal.com/ast/24419. If you would like to receive, without charge, a paper copy of our 2024 Annual Report, including the financial statements, please send your request to Corporate Secretary, Century Therapeutics, Inc., 25 North 38th Street, 11th Floor, Philadelphia, PA 19104.
STOCKHOLDERS ENTITLED TO VOTE
All stockholders of record of our common stock at the close of business on April 16, 2025, or the Record Date, are entitled to receive the Notice and to vote their shares at the Annual Meeting. As of that date, 86,158,758 shares of our common stock were outstanding. Each share is entitled to one vote on each matter properly brought to the meeting.
VOTING METHODS
You may cast your vote in any of the following ways:
HOW YOUR SHARES WILL BE VOTED
In each case, your shares will be voted as you instruct. If you return a signed card, but do not provide voting instructions, your shares will be voted FOR each of the proposals. If you are the record holder of your shares, you may revoke or change your vote any time before the proxy is exercised. To do so, you must do one of the following:
•
Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted. You may not revoke or change your vote over the Internet or by telephone after 11:59 p.m., Eastern Time, on June 11, 2025.

•
Sign a new proxy card and submit it by mail, which must be received no later than June 11, 2025. Only your latest dated proxy card will be counted.

•
Give our Secretary written notice before or during the meeting that you want to revoke your proxy.

•
Virtually attend the Annual Meeting at https://web.lumiconnect.com/265375813, using the password century2025.

•
Virtually attending the Annual Meeting will not by itself revoke a previously granted proxy.

If your shares are held by your broker, bank or other holder of record as a nominee or agent (i.e., the shares are held in “street name”), you should follow the instructions provided by your broker, bank or other holder of record.
Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 1

GENERAL INFORMATION ABOUT THE MEETING
Deadline for Voting. The deadline for voting by telephone or Internet, other than by virtually attending the Annual Meeting, is 11:59 p.m. Eastern Time on June 11, 2025. If you are a registered stockholder and virtually attend the Annual Meeting, you may deliver your vote online during the Annual Meeting. “Street name” stockholders who wish to vote at the Annual Meeting will need to obtain a proxy form from the institution that holds their shares.
BROKER VOTING AND VOTES REQUIRED FOR EACH PROPOSAL
If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice has been forwarded to you by your broker, bank or other holder of record who is considered the stockholder of record of those shares. As the beneficial owner, you may direct your broker, bank or other holder of record on how to vote your shares by using the proxy card included in the materials made available or by following their instructions for voting on the Internet.
A broker non-vote occurs when a broker or other nominee that holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares. The following table summarizes how votes withheld, broker non-votes and abstentions are treated with respect to our proposals:
VOTING MATTERS	VOTES REQUIRED	TREATMENT OF ABSTENTIONS AND BROKER NON-VOTES	BROKER DISCRETIONARY VOTING
PROPOSAL 1: Election of Class I Directors for a Three-Year Term Expiring in 2028	Plurality of the votes properly cast	Abstentions and broker non-votes will have no effect on the outcome of the proposal	No
PROPOSAL 2: Ratification of Appointment of EY as our Independent Registered Public Accounting Firm for 2025	Majority of the votes properly cast	Abstentions and broker non-votes will have no effect on the outcome of the proposal	Yes
QUORUM
We must have a quorum to conduct business at the Annual Meeting. A quorum consists of the presence at the Annual Meeting, either attending the meeting virtually or represented by proxy, of the holders of shares of capital stock representing a majority of the voting power of all outstanding shares of capital stock entitled to vote. For the purpose of establishing a quorum, votes withheld, abstentions, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, and broker non-votes count toward the quorum. If there is no quorum, the holders of shares of capital stock representing a majority of the voting power virtually attending the Annual Meeting or represented by proxy or the presiding officer of the meeting may adjourn the Annual Meeting to another date.
PROXY SOLICITATION COSTS
We pay the cost of soliciting proxies. Proxies will be solicited on behalf of the Board by mail, telephone, and other electronic means or in person. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 2

BOARD OF DIRECTORS
Our Board has nominated Daphne Quimi and Carlo Rizzuto, Ph.D. for election as Class I directors at our Annual Meeting to hold office until our 2028 Annual Meeting of Stockholders.
Our Board is the Company’s ultimate decision-making body, except with respect to those matters reserved to the stockholders. Our Board selects the members of our senior management team, who in turn are responsible for our day-to-day operations. Our Board acts as an advisor and counselor to senior management and oversees their performance.
Our Board consists of directors divided into three classes, with each class holding office for a three-year term. Daphne Quimi and Carlo Rizzuto, Ph.D., current Class I directors, have been nominated by our Board for election at the Annual Meeting for three-year terms that will expire at the 2028 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.
BOARD STRUCTURE AND COMPOSITION
The Nominating and Corporate Governance Committee is responsible for recommending the composition and structure of our Board and for developing criteria for Board membership. The Nominating and Corporate Governance Committee regularly reviews director competencies, qualities and experiences, with the goal of ensuring that our Board is comprised of an effective team of directors who function collegially and who are able to apply their experience toward meaningful contributions to our business strategy and oversight of our performance, risk management, organizational development and succession planning.
Our Second Amended and Restated Bylaws, or Bylaws, provide that the number of members of our Board shall be fixed by the Board from time to time. Our Board is currently fixed at eight members. Our Board is divided into three classes with staggered three-year terms. The Nominating and Corporate Governance Committee is responsible for identifying individuals that it believes are qualified to become Board members.
CRITERIA FOR BOARD MEMBERSHIP
The Nominating and Corporate Governance Committee has identified certain criteria that it will consider in identifying director nominees. Important general criteria and considerations for Board membership include:
GENERAL CRITERIA

Proven integrity

Capability to fairly and equally act in the best interest of our stockholders

Prior or current leadership experience, including within the biotechnology and biopharmaceutical spheres

Broad experience, diverse perspectives, and the ability to exercise sound judgment, and a judicious and critical temperament that will enable objective appraisal of management’s plans and programs

Willingness and ability to devote sufficient time to Board responsibilities

Diversity with respect to background, professional experience and perspectives

The Nominating and Corporate Governance Committee also considers, on an ongoing basis, the background, experience and skills of the incumbent directors that are important to our current and future business needs, and evaluates the experience and skills that would be valuable in new Board members.
SELECTION OF CANDIDATES
Director Skill Set Considerations; Use of Skills Matrix
To assist with determining the needs of the Board, the Nominating and Corporate Governance Committee utilizes a skills matrix for the purpose of recruiting and selecting Board candidates. The expertise and experience included
Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 3

BOARD OF DIRECTORS
in the skills matrix are tied to our strategic goals, and the intent of the skills matrix is to ensure that the directors collectively possess qualities that facilitate effective oversight of our strategic plans. While the matrix is useful for determining the collective skills of the Board as a whole, it is not a comparative measure of the value of each individual director; a director with more focused experience could nonetheless contribute broadly and effectively. The Nominating and Corporate Governance Committee also considers a wide range of additional factors including other positions the director or candidate holds, including other boards of directors on which he or she serves, and the independence of each director and candidate, to ensure that a substantial majority of the Board is independent. The matrix below displays the current Board’s balance.
Director Skills Matrix
Potential Director Candidates
On an ongoing basis, the Nominating and Corporate Governance Committee considers potential director candidates identified on its own initiative, as well as candidates referred or recommended to it by other directors, members of management, search firms, stockholders and others (including individuals seeking to join the Board). Stockholders who wish to recommend candidates may contact the Nominating and Corporate Governance Committee in the manner described in “Stockholder Communications to the Board.” Stockholder nominations must be made according to the procedures required under our Bylaws and described in this Proxy Statement under the heading “Requirements for Submission of Stockholder Proposals for Next Year’s Annual Meeting.” Stockholder-recommended candidates and stockholder nominees whose nominations comply with these procedures and who meet the criteria referred to above will be evaluated by the Nominating and Corporate Governance Committee in the same manner as the Board’s nominees.
Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 4

BOARD OF DIRECTORS
BOARD DIVERSITY
Board diversity and inclusion is critical to our success. While we do not have a formal policy on Board diversity, the Board is committed to building a Board that consists of the optimal mix of skills, expertise, and diversity capable of effectively overseeing the execution of our business and meeting our evolving needs, with diversity reflecting background, professional experience and perspectives. As presently constituted, the Board represents a deliberate mix of members who have a deep understanding of our business as well as members who have different skill sets and points of view. The Nominating and Corporate Governance Committee considers the value of diversity on the Board in evaluating director nominees. Accordingly, the Nominating and Corporate Governance Committee’s evaluation of director nominees includes consideration of their ability to contribute to the diversity of personal and professional experiences, opinions and perspectives on the Board.
BOARD OVERSIGHT OF COMPANY CULTURE AND ENVIRONMENTAL, SOCIAL AND GOVERNANCE HIGHLIGHTS
Our Board is committed to fostering a strong culture of compliance and ethical conduct and has structured its committees and their activities to support its commitment. Our Board supports management’s promotion of a corporate culture of integrity, ethical behavior and compliance with laws and regulations and for ensuring that our culture and strategy are aligned. Our Board expects all directors, as well as officers and employees, to conduct themselves in a manner consistent with our Code of Business Conduct and Ethics, or the Code of Conduct, and our values. Our Board believes that a strong culture of integrity, ethics and compliance is fundamental to the conduct of our business, and is necessary for effective risk management, maintaining investor trust, and successful corporate governance.
We understand corporate responsibility is essential for good governance because it strengthens the accountability of our Board and management team. We view Environmental, Social and Governance, or ESG, initiatives as long-term value drivers for the Company and our stockholders. Our focus on and commitment to ESG is tied to our belief that achieving and sustaining business excellence goes hand-in-hand with strong corporate leadership and stewardship. Our Board is primarily responsible for overseeing our corporate strategy, which includes the oversight of ESG matters that impact our business and related risks. Though our current ESG initiatives are broad, we continue to focus on our people, culture and strong corporate governance. We are committed to advancing a series of new ESG initiatives and performance targets, which will evolve over time.
The following is a summary of our current ESG policies and practices:
•
Separate Chairperson of the Board and Chief Executive Officer: The offices of Chief Executive Officer and Chairperson of the Board are separated, which reinforces the independence of the Board from management and creates an environment that encourages objective oversight of management’s performance, which we believe enhances the effectiveness of our Board as a whole.

•
Independent Committees: Each of our Board committees consist entirely of independent directors.

•
Regularly Held Executive Sessions: The independent directors of our Board meet separately in executive session on a regular basis to discuss matters relating to the Company and the Board, without members of the management team present.

•
Code of Conduct: All of our directors, officers and employees are subject to the Code of Conduct, which is available on our website at www.centurytx.com.

•
Human Capital Management: We are committed to the health and welfare of our employees. We support the development of our employees with a competitive compensation and benefits package, internal advancement, and individualized development opportunities.

Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 5

BOARD OF DIRECTORS
In each of the director nominee and continuing director biographies that follow, we highlight the specific experience, qualifications, attributes and skills that led the Board to conclude that the director nominee or continuing director should serve on our Board at this time.
DIRECTOR NOMINEES
CLASS I DIRECTORS — PRESENT TERMS EXPIRING AT THE ANNUAL MEETING AND PROPOSED TERMS TO EXPIRE IN 2028
DAPHNE QUIMI		Key Skills: Investing and Capital Raising, Financial Competency
Age: 59 Director Since: 2022	Committee Memberships: Audit (Chair), Nominating and Corporate Governance	Other Public Directorships: Amylyx Pharmaceuticals, Inc.

Ms. Quimi has been a member of our Board since September 2022. Ms. Quimi served as the Chief Financial Officer of Amicus Therapeutics, Inc., or Amicus, a public biotechnology company, from January 2019, until her retirement in August 2023. Previously she served as Amicus’ Senior Vice President, Finance and Corporate Controller from September 2007 until February 2019. Prior to Amicus, Ms. Quimi served as Director of Consolidations and External Reporting at Bristol-Myers Squibb. Prior to joining Bristol-Myers Squibb, Ms. Quimi also held roles of increasing responsibility in the finance department at Johnson & Johnson Services, Inc., or J&J, from May 1999 until July 2004. Ms. Quimi is currently a member of the board of directors of Amylyx Pharmaceuticals, Inc., a public biopharmaceutical company, where she has served since July 2021. Ms. Quimi has served as a member of the board of directors of Chiesi Group, a global pharmaceutical company, since January 2025. Ms. Quimi received a B.S. in accountancy from Monmouth University and an M.B.A. from the Stern School of Business of New York University. Ms. Quimi is also a certified public accountant in New Jersey.

Skills & Qualifications: We believe that Ms. Quimi is qualified to serve on our Board due to her investment experience, experience in public accounting and financial reporting and knowledge of the biopharmaceutical industry.

CARLO RIZZUTO, PH.D.		Key Skills: Investing and Capital Raising, Industry Knowledge and Experience
Age: 54 Director Since: 2018	Committee Memberships: Compensation (Chair), Nominating and Corporate Governance	Other Public Directorships: N/A

Dr. Rizzuto has served as a member of our Board since March 2018. From April 2018 until August 2018, Dr. Rizzuto was our President, Secretary and Treasurer. Dr. Rizzuto joined Versant Ventures in November 2012 where he currently serves as Managing Director, and has served in a variety of roles including operating principal, venture partner and partner. Prior to joining Versant Ventures, Dr. Rizzuto worked at Novartis AG, where he was a global program team director from 2010 until 2012. Dr. Rizzuto previously served as Chief Business Officer of Anokion SA, a biopharmaceutical company, from January 2014 to January 2017. Dr. Rizzuto previously served on the board of directors of Graphite Bio from March 2020 until March 2024, and Pandion Therapeutics, Inc. from January 2018 until March 2021. Dr. Rizzuto received a Ph.D. in virology from Harvard University and a B.A. in biology from the University of Virginia.

Skills & Qualifications: We believe that Dr. Rizzuto is qualified to serve on our Board due to his knowledge and experience as an investor in the life sciences industry.
Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 6

BOARD OF DIRECTORS
CONTINUING DIRECTORS
CLASS II DIRECTORS — TERMS EXPIRING AT THE 2026 ANNUAL MEETING OF STOCKHOLDERS
CYNTHIA BUTITTA		Key Skills: Senior Executive and Public Company Experience
Age: 70 Director Since: 2021	Committee Memberships: Audit, Compensation	Other Public Directorships: Olema Pharmaceuticals, Inc., UroGen Pharma Ltd., Autolus Therapeutics plc

Ms. Butitta has been a member of our Board since February 2021. Ms. Butitta has served as a member of the board of directors of Olema Pharmaceuticals, Inc., Autolus Therapeutics plc, and UroGen Pharma Ltd., publicly traded biopharmaceutical companies, since August 2020, March 2018 and October 2017, respectively. Ms. Butitta previously served as the Chief Operating Officer of Kite Pharma Inc., a biopharmaceutical company, from December 2013 to September 2017 and as its Executive Vice President and Chief Financial Officer from January 2014 to May 2016. From May 2011 to December 2012, Ms. Butitta was Senior Vice President and Chief Financial Officer at NextWave Pharmaceuticals, Inc., a specialty pharmaceutical company. Prior to that, Ms. Butitta served in senior leadership roles at Telik, Inc., a biopharmaceutical company, from 1998 to 2010, including Chief Operating Officer and Chief Financial Officer. Ms. Butitta received a B.S. with honors in business and accounting from Edgewood College and a M.B.A. in finance from the University of Wisconsin, Madison.

Skills & Qualifications: We believe that Ms. Butitta is qualified to serve on our Board due to her extensive experience as a public company director, her knowledge of corporate finance and accounting, and her experience as a biopharmaceutical company executive.

ALESSANDRO RIVA, M.D.		Key Skills: Global Leadership Positions, Industry Knowledge and Experience
Age: 64 Director Since: 2021	Committee Memberships: Audit	Other Public Directorships: BeiGene, Ltd.

Dr. Riva has been a member of our Board since May 2021. Dr. Riva has served as Chief Executive Officer of Transgene S.A., or Transgene, since May 2023, and chairman of the board of directors of Transgene since May 2022. Dr. Riva has served as a non-executive independent director of BeiGene, Ltd., a biotechnology company specialized in oncology therapeutics, since February 2022. Dr. Riva previously served as Chief Executive Officer of Intima Bioscience, Inc., or Intima, a privately held biotechnology company focused on oncology cell therapy and therapeutics, from September 2021 until April 2023. Prior to Intima, Dr. Riva served as the Chief Executive Officer of Ichnos Sciences, Inc., a biotechnology company focusing on oncology therapies from April 2019 until August 2021. Previously, Dr. Riva was the Executive Vice President and Global Head, Oncology Therapeutics and Cell Therapy at Gilead Sciences, Inc., or Gilead, a biotechnology company, from January 2017 to March 2019. Prior to Gilead, Dr. Riva served as the Executive Vice President and Global Head, Oncology Development and Medical Affairs at Novartis AG, a position he held from January 2005 until December 2016. Dr. Riva received his B.M.B.S. and M.D. in Oncology/Hematology from Università degli Studi di Milano.

Skills & Qualifications: We believe that Dr. Riva is qualified to serve on our Board due to his extensive management experience at biotechnology companies.
Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 7

BOARD OF DIRECTORS
TIMOTHY P. WALBERT		Key Skills: Global Leadership Positions, Industry Knowledge and Experience
Age: 58 Director Since: 2022	Committee Memberships: Compensation	Other Public Directorships: Mirum Pharmaceuticals, Inc.; Sagimet Biosciences Inc.; BioMarin, Inc.

Mr. Walbert has been a member of our Board since September 2022. He is currently a senior advisor to Amgen, a public biotech company, a position he has held since October 2023. Mr. Walbert was previously Chairman, President and Chief Executive Officer of Horizon Therapeutics from June 2008 to October 2023, when it was acquired by Amgen for $28 billion. Before joining Horizon, he was President, Chief Executive Officer and Director of IDM Pharma Inc., a public biotechnology company, which was acquired by Takeda in June 2009. Before IDM, Mr. Walbert served as Executive Vice President, Commercial Operations at NeoPharm Inc., a public biotechnology company. From 2001 to 2005, he was Divisional Vice President and General Manager, Immunology, at Abbott, now AbbVie, leading the global development and launch of the multi-indication biologic HUMIRA, and served as Divisional Vice President, Global Cardiovascular Strategy. From 1998 to 2001, Mr. Walbert served as Director, CELEBREX North America, and Arthritis team Leader, Asia Pacific, Latin America and Canada, at G.D. Searle & Company. From 1991 to 1998, he also held sales and marketing roles with increasing responsibility at G.D. Searle, Merck & Co. Inc. and Wyeth. He serves on the boards of Mirum Pharmaceuticals, a public biotech company and Sagimet Biosciences, a public biotech company. He is also a member of the National Organization for Rare Disorders, or NORD, Advisory Board, the Wall Street Journal CEO Council, the cNBC CEO Council and serves on the Board of Trustees of Muhlenberg College. He previously served on the board of directors for Aurinia Pharmaceuticals, a public pharmaceutical company, from 2020 to 2022, Exicure, a public biotechnology company, from 2019 to 2022, Assertio, a public biopharma company, from 2014 to 2020, Raptor Pharmaceutical Corp., a public biotechnology company, from 2010 to 2014; XOMA Corporation, a public biotechnology company, from 2011 to 2017 and Sucampo Pharmaceuticals Inc., a public biopharmaceutical company, from 2016 to 2018. He is also a member of Economic Club of Chicago, the Commercial Club of Chicago and the Civic Committee of the Commercial Club of Chicago. Mr. Walbert was a previous board member of the Biotechnology Innovation Organization, or BIO, the Pharmaceutical Research and Manufacturing Association, or PhRMA, the Illinois Biotechnology Innovation Organization, iBIO, and World Business Chicago. Mr. Walbert received a Bachelor of Arts in business from Muhlenberg College in Allentown, PA.

Skills & Qualifications: We believe that Mr. Walbert is qualified to serve on our Board due to his extensive executive-level leadership experience in the biotechnology industry.
CLASS III DIRECTORS — TERMS EXPIRING AT THE 2027 ANNUAL MEETING OF STOCKHOLDERS
KIMBERLY BLACKWELL, M.D.		Key Skills: Industry Knowledge and Experience
Age: 56 Director Since: 2021	Committee Memberships: Audit, Nominating and Corporate Governance	Other Public Directorships: Monte Rosa Therapeutics, Inc.

Dr. Blackwell has been a member of our Board since May 2021. Dr. Blackwell served as Chief Executive Officer of Zentalis Pharmaceuticals, Inc. from May 2022 until November 2024. Dr. Blackwell served as the Chief Medical Officer and Senior Vice President, Clinical Oncology Development at Tempus Labs, Inc., a biotechnology company, from March 2020 until May 2022. Previously, Dr. Blackwell was the Vice President of Early Phase and Immuno-oncology at Eli Lilly and Company, or Eli Lilly, a pharmaceutical company, from March 2018 until March 2020. Prior to Eli Lilly, Dr. Blackwell held positions at Duke Medical Center and Duke Cancer Institute as a Professor in the Department of Medicine from July 1997 until March 2018. Dr. Blackwell has served on the board of directors of Monte Rosa Therapeutics, Inc., a biotechnology company, June 2020. Previously, Dr. Blackwell served on the board of directors of Zentalis Pharmaceuticals, Inc., a clinical-stage biopharmaceutical company, since from July 2020 until November 2024. Dr. Blackwell received a B.A. in bioethics from Duke University and her M.D. from the Mayo Clinic Medical School.

Skills & Qualifications: We believe that Dr. Blackwell is qualified to serve on our Board due to her experience on the boards of pharmaceutical companies and her extensive knowledge of the biotechnology and pharmaceutical industries.

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BOARD OF DIRECTORS
JOSEPH JIMENEZ (CHAIRMAN)		Key Skills: Senior Executive and Public Company Experience
Age: 65 Director Since: 2019	Committee Memberships: Compensation, Nominating and Corporate Governance (Chair)	Other Public Directorships: Procter & Gamble Co, General Motors Co

Mr. Jimenez has served as a member of our Board since August 2019 and as Chairman of our Board since February 2021. Mr. Jimenez is currently Co-Founder and Managing Director of Aditum Bio Management Company LLC, or Aditum Bio, a venture capital firm. He has held this position since July 2019. Mr. Jimenez served as Chief Executive Officer of Novartis AG, a pharmaceutical company, from 2010 until his retirement in 2018. He led Novartis AG’s Pharmaceuticals Division from October 2007 until 2010 and its Consumer Health Division in 2007. From 2006 to 2007, Mr. Jimenez served as Advisor to the Blackstone Group L.P. Mr. Jimenez is currently a member of the board of directors of General Motors Company, where he has served since 2015. Mr. Jimenez has also been a member of the board of directors of The Proctor & Gamble Company since March 2018, where he is lead independent director. Additionally, Mr. Jimenez served on the board of directors of Graphite Bio from 2020 to 2024, Colgate-Palmolive Company from 2009 to 2015, and of AstraZeneca PLC, or AstraZeneca, from 2002 to 2007. Mr. Jimenez received a B.A. in economics from Stanford University and an M.B.A. from the University of California, Berkeley.

Skills & Qualifications: We believe that Mr. Jimenez is qualified to serve on our Board due to his years of experience as a senior executive in the pharmaceutical industry, his extensive public company directorship experience, and his deep insights into our industry.

BRENT PFEIFFENBERGER, PHARM.D.		Key Skills: Senior Executive Experience and Global Industry Experience
Age: 47 Director Since: 2023	Committee Memberships: None	Other Public Directorships: N/A

Dr. Pfeiffenberger has been a member of our Board as well as our President and Chief Executive Officer, since December 2023. Dr. Pfeiffenberger previously served as Chief Operating Officer of Neogene Therapeutics Inc., a clinical-stage biotechnology company, from May 2021 until December 2023. Prior to this, Dr. Pfeiffenberger held various positions at Bristol-Myers Squibb Company, or Bristol-Myers, a global biopharmaceutical company, including Senior Vice President and Head of U.S. Oncology from October 2019 until May 2021; Co-Lead of Worldwide Commercial Oncology from July 2018 until October 2019; General Manager for Australia and New Zealand from March 2016 until June 2018; and several additional leadership and managerial positions within Bristol-Myers prior to this. Dr. Pfeiffenberger received an M.B.A. from The Wharton School at the University of Pennsylvania and a Pharm.D. from Duquesne University.

Skills & Qualifications: We believe that Dr. Pfeiffenberger’s over 20 years of global biopharmaceutical and biotechnology experience provide him with the qualifications and skills to serve as a director.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT
We are committed to good corporate governance and integrity in our business dealings. We believe that strong corporate governance practices that provide meaningful rights to our stockholders and ensure Board and management accountability are key to our relationship with our stockholders. We strive to have regular, constructive conversations with our stockholders to better understand our stockholders’ priorities and perspectives.
Our governance practices are documented in our Second Amended and Restated Certificate of Incorporation, as amended, or our Certificate of Incorporation, our Bylaws, our Code of Conduct, our Corporate Governance Guidelines and the charters of the committees of the Board. Aspects of our governance documents are summarized below. You can find our charters for each committee of our Board and our Code of Conduct on our website at investors.centurytx.com/corporate-governance/documents-and-charters.
BOARD INDEPENDENCE
Our Board has determined that, with the exception of Dr. Pfeiffenberger, each of our directors is an “independent director,” as defined under the rules of Nasdaq. In making such determination, the Board considered the relationships that each such non-employee director has with the Company and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director. Our independent directors generally meet in executive session at each regularly scheduled Board meeting.
BOARD LEADERSHIP STRUCTURE
Our Board does not have a formal policy with respect to the separation of the offices of Chief Executive Officer and Chairman of the Board. It is the Board’s view that rather than having a rigid policy, the Board, with the advice and assistance of the Nominating and Corporate Governance Committee, and upon consideration of all relevant factors and circumstances, will determine, as and when appropriate, whether the two offices should be separate. Currently, our leadership structure separates the offices of Chief Executive Officer and Chairman of the Board. Our Board believes that the separation of the positions of Chief Executive Officer and Chairman of the Board reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our Board as a whole.
BOARD COMMITTEES
Our Board has established various Committees to assist in discharging its duties: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each member of our Committees is an independent director as that term is defined by the SEC and Nasdaq. The primary responsibilities of each of the Committees and the Committee memberships are provided below under the section entitled “Board Attendance, Committee Meetings and Committee Membership.”
Each of the Committees has the authority, as its members deem appropriate, to engage legal counsel or other experts or consultants in order to assist the Committee in carrying out its responsibilities.
RISK MANAGEMENT
Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.
Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address the risks inherent in their respective areas of oversight. While our Board is responsible for monitoring strategic risk exposure, our Audit Committee oversees management of financial reporting, compliance, cybersecurity and litigation risks, as well as the steps management has taken to monitor and control such exposures. Our Nominating
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CORPORATE GOVERNANCE AND RISK MANAGEMENT
and Corporate Governance Committee manages risks associated with the independence of our Board, potential conflicts of interest and the effectiveness of our Board and our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation policies, plans and arrangements and the extent to which those policies or practices increase or decrease risks for our company.
EVALUATING BOARD EFFECTIVENESS
The Board, led by the Nominating and Corporate Governance Committee, is committed to continuous improvement and believes annual self-evaluations are an important tool for evaluating effectiveness. It has established and conducted an annual self-evaluation of the Board, which is presented by the Chairperson of the Nominating and Corporate Governance Committee to the Board for discussion. In addition, each committee conducts an annual self-assessment in a review process similar to that used by the Board. Below is a graphic depicting the Board and Nominating and Corporate Governance Committee annual cycle in evaluating Board effectiveness.

Nominating and Corporate Governance Commitee meets with Board to discuss annual evaluation process
Nominating and Corporate Governance Committee solicits responses to Board Evaluation Survey and Committees perform self-assesments
Board Evaluation Survey results analyzed by Nominating and Corporate Governance Committee and feedback presented to Board
Nominating and Corporate Governance Committee oversees the implementation of Board Evaluation Survey Suggestions and reviews overall effectiveness of annual evaluation process

CODE OF BUSINESS CONDUCT AND ETHICS
We maintain a written Code of Conduct that applies to all of our directors, officers, and employees. The Code of Conduct covers fundamental ethics and compliance-related principles and practices such as accurate accounting records and financial reporting, avoiding conflicts of interest, compliance with insider trading laws, the protection and use of our property and information, and compliance with legal and regulatory requirements. The Code of Conduct is posted on our website at investors.centurytx.com/corporate-governance/documents-and-charters. We intend to disclose any amendments to our code of business conduct and ethics, or waivers of its requirements, on our website to the extent required by the applicable rules and exchange requirements.
DIRECTOR ORIENTATION AND CONTINUING EDUCATION
Our director orientation programs familiarize new directors with the Company’s businesses, financial position, facilities, strategies, and policies, and assist new directors in developing the skills and knowledge required for their service on the Board. From time to time, management advises, or invites outside experts to attend Board meetings
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CORPORATE GOVERNANCE AND RISK MANAGEMENT
to advise the Board on its responsibilities, management’s responsibilities, developments relevant to corporate governance and best corporate practices. Additionally, Board members may attend, and are encouraged to attend, accredited director education programs at the Company’s expense.
CORPORATE GOVERNANCE GUIDELINES
We have a written set of Corporate Governance Guidelines that are designed to help ensure effective corporate governance of our Company. Our Corporate Governance Guidelines cover topics including, but not limited to, the size and composition of the Board, Board membership criteria, director qualifications and duties, Board committees, director compensation and director communications with third parties. Succession planning for the Board is critical to our success. Our goal is to achieve a Board that provides effective oversight of the Company through the appropriate balance of diversity of perspectives, experience, expertise and skills. Our Corporate Governance Guidelines are reviewed periodically by the Nominating and Corporate Governance Committee, which recommends any proposed changes to our Board for approval. Our Corporate Governance Guidelines can be found on our website at www.investors.centurytx.com/corporate-governance/documents-and-charters.
BOARD ATTENDANCE, COMMITTEE MEETINGS AND COMMITTEE MEMBERSHIP
DIRECTOR	INDEPENDENCE	BOARD	AC	CC	NCGC
Brent Pfeiffenberger, Pharm.D.	No	M
Kimberly Blackwell, M.D.	Yes	M	M		M
Cynthia Butitta	Yes	M	M	M
Joseph Jimenez	Yes	C		M	C
Daphne Quimi	Yes	M	C		M
Alessandro Riva, M.D.	Yes	M	M
Carlo Rizzuto, Ph.D.	Yes	M		C	M
Timothy P. Walbert	Yes	M		M
AC = Audit Committee	CC = Compensation Committee	C = Chair
NCGC = Nominating and Corporate Governance Committee		M = Member
During 2024, our Board held seven meetings, our Compensation Committee held four meetings, our Audit Committee held four meetings and our Nominating and Corporate Governance Committee held four meetings. Each director attended at least 75% of meetings of the Board and each Committee on which he or she served in 2024.
Directors are encouraged, but not required, to attend our annual stockholder meetings. We held our annual meeting of stockholders on June 20, 2024 and all of our directors were in attendance.
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CORPORATE GOVERNANCE AND RISK MANAGEMENT
THE AUDIT COMMITTEE
Chair: Daphne Quimi Additional Committee Members: • Kimberly Blackwell, M.D. • Cynthia Butitta • Alessandro Riva, M.D.
Responsible for, among other things:
•
Appointing, compensating, evaluating, and overseeing a firm to serve as the independent registered public accounting firm to audit our consolidated financial statements;

•
Ensuring the independence of the independent registered public accounting firm;

•
Discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and year-end operating results;

•
Establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;

•
Considering the adequacy of our internal controls and internal audit function;

•
Reviewing significant existing and emerging cybersecurity risks, including material cybersecurity incidents, the impact on us and our stockholders of any significant cybersecurity incident and any disclosure obligations arising from any such incidents;

•
Monitoring and reviewing legal, regulatory, and administrative compliance to the extent affecting our financial results;

•
Reviewing our Code of Conduct and any proposed waivers thereof, and recommending any changes or amendments to the Code of Conduct;

•
Reviewing, approving, ratifying or prohibiting material related party transactions;

•
Determining and reviewing risk assessment guidelines and policies, including cybersecurity risks, financial risk exposure, and internal controls regarding information security; and

•
Approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.

All members are deemed “independent” and financially literate under the applicable rules and regulations of the SEC and Nasdaq.

Cynthia Butitta qualifies as an “audit committee financial expert” within the meaning of SEC regulations.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT
THE NOMINATING & CORPORATE GOVERNANCE COMMITTEE
Chair: Joseph Jimenez Additional Committee Members: • Kimberly Blackwell, M.D. • Daphne Quimi • Carlo Rizzuto, Ph.D.
Responsible for, among other things:
•
Developing and recommending selection criteria for new directors for our Board;

•
Identifying and recommending candidates for membership on our Board;

•
Reviewing and determining director independence annually and, as needed, as potential conflicts of interest arise;

•
Reviewing and recommending the assignment of directors to serve on each Board committee;

•
Reviewing and recommending changes to our Corporate Governance Guidelines;

•
Overseeing the succession planning process for our executive officers;

•
Overseeing the process of evaluating the performance of our Board; and

•
Assisting our Board on corporate governance matters.

All members are deemed “independent” under the applicable rules and regulations of the SEC and Nasdaq.
THE COMPENSATION COMMITTEE
Chair: Carlo Rizzuto, Ph.D. Additional Committee Members: • Cynthia Butitta • Joseph Jimenez • Timothy P. Walbert
Responsible for, among other things:
•
Reviewing and approving the compensation of our executive officers and recommending that our Board approve the compensation of our Chief Executive Officer;

•
Reviewing and recommending to our Board the compensation of our directors;

•
Administering our equity incentive plans and overseeing regulatory compliance related to such plans;

•
Reviewing and administering our compensation recovery policy;

•
Reviewing and approving, or making recommendations to our Board with respect to, incentive compensation and equity plans; and

•
Reviewing our overall compensation philosophy.

All members are “nonemployee directors” as defined by SEC rules All members are deemed “independent” under the applicable rules and regulations of the SEC and Nasdaq.
COMPENSATION CONSULTANT
Radford, a subsidiary of Aon Hewitt Limited, serves as our executive compensation consultant. Radford reports directly to the Compensation Committee and provides various executive compensation services to the Compensation Committee, including advising the Compensation Committee on the principal aspects of our executive compensation program and evolving industry practices and providing market information and analysis regarding the competitiveness of our program design and our award values in relation to performance. Radford does not provide services to us other than its advice to the Compensation Committee on executive and director compensation matters.
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CORPORATE GOVERNANCE AND RISK MANAGEMENT
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During 2024, Carlo Rizzuto, Cynthia Butitta, Joseph Jimenez and Timothy P. Walbert served as members of the Compensation Committee. During the fiscal year ended December 31, 2024 and as of the date of this Proxy Statement, none of the members of our Compensation Committee is currently, or has been at any time, one of our executive officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or on our Compensation Committee.
FAMILY RELATIONSHIPS
There are no family relationships among any of our directors or executive officers.
STOCKHOLDER ENGAGEMENT
Connect
Engaging with investors is fundamental to our commitment to good corporate governance and essential to maintaining strong corporate governance practices. Throughout the year, we seek opportunities to connect with our investors to gain and share valuable insights into current and emerging global governance trends.
Collaborate
We strive for a collaborative approach to stockholder engagement and value the variety of investors’ perspectives received, which helps deepen our understanding of their interests and motivations.
Communicate
Our goal is to communicate with our stockholders through various platforms, including via our website at www.centurytx.com, in print and in person at investor presentations or stockholder meetings. We view communication between our stockholders and the Board as a dialogue.
HOW TO COMMUNICATE WITH OUR DIRECTORS	By mail: Corporate Secretary, Century Therapeutics, Inc. 25 North 38th Street, 11th Floor, Philadelphia, PA 19104
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DIRECTOR COMPENSATION
We have designed and implemented our compensation program for our non-employee directors to attract, motivate and retain individuals who are committed to our values and goals and who have the expertise and experience that we need to achieve those goals.
NON-EMPLOYEE DIRECTOR COMPENSATION POLICY
The material terms of our non-employee director compensation policy are summarized in the table below:
COMPENSATION ELEMENTS — NON-EMPLOYEE DIRECTOR COMPENSATION POLICY
Cash
Annual Retainer
Member Annual Retainer	$40,000
Chairperson Annual Retainer	$30,000
Annual Committee Chair Retainer
Audit	$15,000
Compensation	$10,000
Nominating and Corporate Governance	$8,000
Annual Committee Member Retainer
Audit	$7,500
Compensation	$5,000
Nominating and Corporate Governance	$4,000
Equity
Initial Equity Grant
Option to purchase 88,000 shares of common stock, made to directors at the commencement of their director service, vesting monthly over a period of 36 months, subject generally to continued service with the Company

Annual Equity Retainer
Option to purchase 44,000 shares of common stock, vesting in full on the sooner of the first anniversary of the date of grant or the next annual shareholder meeting, subject generally to continued service with the Company

Each annual cash retainer is paid quarterly in arrears. All equity awards granted under the non-employee director compensation policy will be granted under, and subject to the terms of, the Company’s 2021 Equity Incentive Plan, or the 2021 Plan.
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DIRECTOR COMPENSATION
DIRECTOR COMPENSATION TABLE
The following table below sets forth information for the fiscal year ended December 31, 2024 regarding the compensation of our non-employee directors.
NAME	FEES EARNED OR PAID IN CASH ($)	OPTION AWARDS ($)(1)(2)	TOTAL ($)
Kimberly Blackwell, M.D.	51,500	81,092	132,592
Cynthia Butitta	52,500	81,092	133,592
Joseph Jimenez	83,000	81,092	164,092
Daphne Quimi	59,000	81,092	140,092
Alessandro Riva, M.D.	47,500	81,092	128,592
Carlo Rizzuto, Ph.D.	54,000	81,092	135,092
Timothy P. Walbert	45,000	81,092	126,092

(1)
Amounts shown in this column do not reflect dollar amounts actually received by our directors. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted in 2024 determined in accordance with the provisions of Financial Accounting Standards Board Accounting Standards, Codification Topic 718, Compensation — Stock Compensation, or FASB ASC Topic 718. The assumptions made in the calculation of these amounts are included in Note 2 of the Notes to Consolidated Financial Statements included in our 2024 Annual Report.

(2)
As of December 31, 2024, Dr. Rizzuto held options to purchase 147,616 shares of our common stock; Ms. Butitta and Mr. Jimenez each held options to purchase 127,744 shares of our common stock; Dr. Riva and Dr. Blackwell each held options to purchase 227,227 shares of our common stock; and Mr. Walbert and Ms. Quimi each held options to purchase 127,744 shares of our common stock. As of December 31, 2024, Ms. Butitta held unvested stock awards totaling 24,734 shares of restricted stock.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
The Audit Committee works with our management in order to negotiate appropriate fees with EY and is ultimately responsible for approving those fees. The following is a summary and description of fees for services provided by EY in 2024 and 2023.
SERVICE	2024 ($)	2023 ($)
Audit Fees	893,114	727,700
Audit-Related Fees	40,100	—
Tax Fees	247,700	276,140
All Other Fees	—	—
Total	1,180,914	1,003,840
“Audit fees” represents the aggregate fees for professional services rendered for the audit of our financial statements and the review of our quarterly financial statements on Form 10-Q that are customary under the standards of the Public Company Accounting Oversight Board (United States), or the PCAOB. Also included are the fees related to our Registration Statements on Form S-3 and Form S-8.
“Audit-related fees” represents fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, including services provided in connection with merger and acquisition audit services.
“Tax fees” consists of fees related to tax compliance, tax planning and tax advice.
AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES
The Audit Committee is responsible for appointing, retaining, setting compensation for, and evaluating and overseeing the work of the independent registered public accounting firm. The Audit Committee’s charter establishes a policy that all audit and permissible non-audit services provided by the independent registered public accounting firm will be pre-approved by the Audit Committee.
All such audit and permissible non-audit services were pre-approved in accordance with this policy during the fiscal year ended December 31, 2024. These services may include audit services, audit-related services, tax services and other services. The Audit Committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our independent registered public accounting firm. The responsibility to pre-approve audit and non-audit services may be delegated by the Audit Committee to one or more members of the Audit Committee; provided that any decisions made by such member or members must be presented to the full Audit Committee at its next scheduled meeting.
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AUDIT COMMITTEE REPORT
The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of the Company’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of the Company’s independent registered public accounting firm, (3) the performance of the Company’s internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.
Management is responsible for the preparation of the Company’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB, and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2024. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.
Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act of 1933, as amended, or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.
THE AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS OF
CENTURY THERAPEUTICS, INC.
Daphne Quimi, Chairperson
Cynthia Butitta
Kimberly Blackwell, M.D.
Alessandro Riva, M.D.
April 22, 2025
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EXECUTIVE OFFICERS
The following table sets forth the name, age and position of each of our executive officers as of the date of this Proxy Statement:
NAME	POSITION	AGE
Brent Pfeiffenberger, Pharm.D.	President and Chief Executive Officer	47
Morgan Conn, Ph.D.	Chief Financial Officer	56
Gregory Russotti, Ph.D.	Chief Technology and Manufacturing Officer	58
Adrienne Farid, Ph.D.	Chief Development Officer	63
Chad Cowan, Ph.D.	Chief Scientific Officer	53
Brent Pfeiffenberger, Pharm.D. For biographical information for Dr. Pfeiffenberger, see “Board of Directors — Directors Nominees.”
Morgan Conn, Ph.D. has served as our Chief Financial Officer since October 2024. Dr. Conn previously served as the Chief Business Officer of Pharvaris N.V. from November 2017 until October 2024. Prior to this, Dr. Conn worked at PTC Therapeutics, or PTC, from 2001-2017, initially in research and subsequently helping to build the business development function, holding positions of increasing responsibility including Global Head and Vice President, Business Development. In 2017, Dr. Conn founded CallisBio, a consultancy offering strategic and implementation services in biopharma business and corporate development including transactions and financing. Early in his career, Dr. Conn served as an Assistant Professor in Chemistry at Amherst College, with a cross appointment in the Graduate Molecular and Cellular Biology program at the University of Massachusetts (Amherst). Dr. Conn holds a B.Sc. (Hons) in Chemistry and Biochemistry from the University of Toronto; a Ph.D. in Organic Chemistry from the Massachusetts Institute of Technology as both an NSF and NSERC pre-doctoral fellow; and, studied as a post-doctoral Research Fellow of the Miller Institute for Basic Research in Science at the University of California, Berkeley.
Gregory Russotti, Ph.D. has served as our Chief Technology and Manufacturing Officer since December 2023. Prior to this, Dr. Russotti served as our Interim President and Chief Executive Officer from April 2023 until December 2023. Previously, Dr. Russotti served as our Chief Technology Officer since January 2020. Prior to joining us, Dr. Russotti held multiple positions at Celgene Corporation, or Celgene, a Bristol-Myers company, from 2016 through 2019, including, Vice President of Cell Therapy Technical Development from January 2018 to November 2019 and Vice President of Cell Therapy Development and Operations from October 2016 to December 2017. Dr. Russotti served as Vice President of Technical Operations of Celgene Cellular Therapeutics from May 2013 to October 2016, and Executive Director of Technical Operations of Celgene Cellular Therapeutics from June 2011 to May 2013. Prior to this, Dr. Russotti served as Senior Investigator at Merck & Co., where he oversaw process development of vaccines and biologics from December 2004 to November 2006, and various positions of increasing responsibility dating back to 1991, when he began his career at Merck. Dr. Russotti serves as an Executive Committee member of the National Science Foundation-funded Center for the Manufacturing of Advanced Therapeutics at Georgia Tech and serves on the scientific advisory board for Dynamk Capital. Dr. Russotti holds a number of honors including the ECI and NIIMBL Cell Therapy Manufacturing Award for leadership in cell therapy process development, scale-up, and manufacturing in 2019 as well as receiving the Rutgers Engineering School Distinguished Alumnus Medal of Excellence in Education and Research in 2013 and the John W. Jackson Leadership Award in 2011, an award that was given to one leader at Celgene each year. Dr. Russotti is also a Fellow with the American Institute for Medical and Biological Engineering, or AIMBE. Dr. Russotti holds both a B.S. and M.S. in chemical engineering from Rensselaer Polytechnic Institute. He received his Ph.D. in biochemical and chemical engineering from Rutgers University.
Adrienne Farid, Ph.D. has served as our Chief Development Officer and Head of Early Development since October 2024, as our Chief Operations Officer and Head of Early Development from April 2021 to October 2024, and served as Chief Development Officer from March 2019 until April 2021. Prior to joining us, Dr. Farid was Corporate Vice President Project Leadership and Business Operations in Research & Early Development from July 2017 to February 2019, and Vice President of Project Leadership, Research & Early Development from July 2014 until July 2017 with Celgene Corporation, a Bristol Myers Squibb global biopharmaceutical company; and held prior positions with Celgene Corporation from 2011. Dr. Farid held positions of Global Head, Project and Portfolio Management in Research & Early Development, or pRED, and in Clinical Research and Exploratory
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EXECUTIVE OFFICERS
Development and Pharmaceutical and Analytical R&D, at Roche Pharmaceuticals from 1995 to 2011. Dr. Farid also worked as a Senior Investigator at GlaxoSmithKline from 1990 until 1994. Dr. Farid completed her postdoctoral fellowship at the California Institute of Technology. Dr. Farid received a B.A. in biochemistry from Barnard College. She holds a Ph.D. in Chemistry from Columbia University.
Chad Cowan, Ph.D. has served as our Chief Scientific Officer since October 2024. Previously, Dr. Cowan served as Chief Executive Officer of Clade Therapeutics, Inc. until it was acquired by us in April 2024. From April 2024 until October 2024, Dr. Cowan served as an Executive Scientific Advisor to us. Prior to this, Dr. Cowan founded and served as Chief Scientific Officer of Sana Biotechnology, Inc. from July 2018 until October 2019. Dr. Cowan co-founded and served as Head of Research at CRISPR Therapeutics, Inc. from May 2015 until May 2017. Dr. Cowan has served on the board of directors of Somite AI since September 2024. From May 2006 until May 2020, Dr. Cowan served as an associate professor at Harvard University and Harvard Medical School. Dr. Cowan received his B.A. and B.S., with honors, from the University of Kansas. He received his Ph.D. from the University of Texas Southwestern at Dallas and subsequently completed a Damon Runyon postdoctoral fellowship at Harvard University.
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EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for our named executive officers, or NEOs. In 2024, our NEOs were Brent Pfeiffenberger, Pharm.D., our President and Chief Executive Officer, Gregory Russotti, Ph.D., our Chief Technology and Manufacturing Officer and Adrienne Farid, Ph.D., our Chief Development Officer.
SUMMARY COMPENSATION TABLE
The following table sets forth information concerning the compensation of our 2024 NEOs during the fiscal years ended December 31, 2024 and December 31, 2023:
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS ($)	OPTION AWARDS ($)(1)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(2)	ALL OTHER COMPENSATION ($)(3)	TOTAL ($)
Brent Pfeiffenberger, Pharm.D., President and Chief Executive Officer (4)	2024	625,000	450,000(5)	92,614	392,000	360,938	272,729(6)	2,193,281
	2023	49,716	200,000(7)	2,339,779	621,167	24,349	—	3,235,011
Gregory Russotti, Ph.D., Chief Technology and Manufacturing Officer and former Interim President and Chief Executive Officer	2024	542,500	—	127,560	547,413	256,331	13,800	1,487,604
	2023	564,364	—	—	1,737,065	275,000	13,200	2,589,630
Adrienne Farid, Ph.D., Chief Development Officer	2024	513,050	—	127,560	547,413	215,481	13,800	1,417,304
	2023	490,365	—	203,000	836,627	166,724	13,200	1,709,916

(1)
Amounts shown in this column do not reflect dollar amounts actually received by our NEOs. Instead, these amounts reflect the aggregate grant date fair value of each stock option, determined in accordance with the provisions of FASB ASC Topic 718. The assumptions made in the calculation of these amounts are included in Note 2 of the Notes to the Consolidated Financial Statements included in our 2024 Annual Report.

(2)
Amounts shown for 2024 are cash incentive payments earned in respect of 2024 performance and paid in the first quarter of 2025. Amounts shown for 2023 are cash incentive payments earned in respect of 2023 performance and paid in the first quarter of 2024.

(3)
Unless otherwise noted, amounts represent 401(k) matching contributions.

(4)
Dr. Pfeiffenberger was appointed President and Chief Executive Officer in December 2023.

(5)
Represents a retention bonus paid in 2024 to Dr. Pfeiffenberger in connection with the commencement of his employment with us, subject to repayment in full if Dr. Pfeiffenberger’s employment terminates for any reason other than death, disability, resignation for good reason, or termination without cause, in each case prior to the one-year anniversary of his start date.

(6)
Represents (i) 401(k) matching contributions in an amount of $13,800 and (ii) reimbursement for relocation expenses Dr. Pfeiffenberger received in an amount of $258,929.

(7)
Represents a signing bonus Dr. Pfeiffenberger received in connection with the commencement of his employment with us.

Narrative to the Summary Compensation Table and Elements of Compensation
The compensation of our NEOs generally consists of base salary, annual cash incentive opportunities, long-term incentive compensation in the form of equity awards, and other benefits, as described below.
Base salary
The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, responsibilities, and contributions. Each NEO’s initial base salary was specified in his or her employment agreement, as described below, and is reviewed (and, if applicable, adjusted) from time to time by our Board or Compensation Committee, as applicable.
Effective March 1, 2024, the annual base salary rates for our NEOs were $625,000 for Dr. Pfeiffenberger, $546,000 for Dr. Russotti and $516,400 for Dr. Farid.
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EXECUTIVE COMPENSATION
Annual Incentive Opportunities
Each of our NEO’s annual non-equity incentive opportunity is expressed as a percentage of base salary that can be earned based on the achievement of predetermined corporate and individual performance objectives. The 2024 annual bonus opportunities for Dr. Pfeiffenberger, Dr. Russotti and Dr. Farid were targeted at 55%, 45% and 40% of their respective base salaries.
For 2024, all NEOs were eligible to earn their annual cash incentives pursuant to the achievement of corporate and/or individual performance goals approved by our Board. These goals primarily related to pipeline and platform development, manufacturing, business development and financing. The Board determined that the 2024 corporate goals were achieved at 105%. Following a review of 2024 performance, our Compensation Committee approved, and, in the case of Dr. Pfeiffenberger, our Compensation Committee recommended and our Board approved, 2024 annual cash incentive payouts to each of Dr. Pfeiffenberger, Dr. Russotti, and Dr. Farid equal to $360,938, $256,331 and $215,481, respectively, in each case representing 105% of the target cash incentive for each such NEO.
In addition to his 2024 annual cash incentive, Dr. Pfeiffenberger received a one-time cash retention bonus of $450,000 in connection with the commencement of his employment. This retention bonus was paid in 2024 and was subject to repayment under certain termination scenarios, as described in the “Employee Agreements” section below.
Long Term Equity Incentives
Annual Equity Grants
Our equity-based incentive awards are designed to align the interests of our stockholders with those of our NEOs. Our Board or Compensation Committee, as applicable, approves equity grants to NEOs under our 2021 Plan. In 2024, our Compensation Committee recommended and our Board approved, an equity grant to Dr. Pfeiffenberger of (i) an option to purchase 104,550 shares of common stock and (ii) 17,425 restricted stock units, or RSUs. In 2024, our Compensation Committee approved equity grants to each of Dr. Russotti and Dr. Farid consisting of (i) an option to purchase 146,000 shares of common stock and 24,000 RSUs.
Stock options awarded to our NEOs generally vest 25% on the first anniversary of the grant date, with the remaining 75% vesting in equal monthly installments on the last day of each of the 36 calendar months immediately following the first anniversary of the grant date, subject generally to the NEO’s continuous service through the relevant vesting dates.
RSUs awarded to our NEOs generally vest 25% on the first anniversary of the date of grant for each employee, with the remaining with the remaining 75% vesting on a quarterly basis for the three years thereafter, subject to the NEO’s continued employment with the Company.
Other Benefits
Our NEOs are eligible for the same welfare benefits that are generally available to all of our salaried employees, including health, dental, life, vision, and disability insurance.
In addition, we maintain, and the NEOs are eligible to participate in, a 401(k) plan that provides eligible employees with an opportunity to save for retirement on a tax-advantaged basis and under which we make safe harbor matching employer contributions. We match 100% of each participating employee’s contributions (up to the first 3% of eligible compensation) and 50% of the participating employee’s contributions (for the next 2% of eligible compensation), and participants are always fully vested in these employer matching contributions. For 2024, the Internal Revenue Service, or IRS, limit on eligible compensation for this purpose was $345,000. Employees’ pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. The 401(k) plan is intended to be qualified under Section 401(a) of the Internal Revenue Code.
INSIDER TRADING POLICY
We have adopted an Insider Trading Policy governing the purchase, sale, and other dispositions of securities of Century by directors, officers, and employees that we believe are reasonably designed to promote compliance with
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EXECUTIVE COMPENSATION
insider trading laws, rules and regulations, and applicable Nasdaq listing standards. Our Insider Trading Policy states, among other things, that our directors, officers, and employees are prohibited from trading in such securities while in possession of material, nonpublic information. In addition, with regard to trading in our own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2024.
PLEDGING AND HEDGING POLICIES
Under the terms of our Insider Trading Policy, our executive officers and directors are prohibited from: trading in call or put options involving our securities and other derivative securities; engaging in short sales of our securities; holding our securities in a margin account; all forms of hedging or monetizing our transactions, such as zero-cost collars and forward sale contracts; and pledging company securities to secure margin or other loans.
COMPENSATION RECOVERY POLICY
Our Board has adopted a compensation recoupment or “clawback” policy, applicable to all officers subject to Section 16 of the Exchange Act. Under this policy, we will pursue recoupment of any excess compensation, which was awarded to a covered officer based on financial statements of the Company where such statements are required to be restated. In addition to recoupment of any excess compensation, we will seek to recoup up to 100% of all incentive-based compensation in the case of (i) willful, knowing or intentional misconduct or a willful, knowing or intentional violation of any of the rules or applicable legal or regulatory requirements or (ii) fraud in the course of a covered employee’s employment. The recovery period for recoupment of any compensation is up to three fiscal years preceding the date on which we determine we are required to prepare and file the restated financial statements. This policy has been adopted to comply with the final guidance under Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act.
POLICIES AND PRACTICES REGARDING GRANTS OF EQUITY AWARDS
Our Compensation Committee and Board generally make equity grants on regularly scheduled dates, including (i) in March for executive officers and other employees and (ii) following our annual meetings of shareholders for non-employee directors. In certain circumstances, such as in connection with new hires, promotions or similar events, or where the Board or Compensation Committee determines that making grants on such date would be in the Company’s best interest, the Board or Compensation Committee may change a regularly scheduled grant date and approve the grant of equity awards at other times.
During 2024, our Compensation Committee did not take into account any material nonpublic information when determining the timing and terms of equity incentive awards and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of such awards. No stock options were granted during the period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a current report on Form 8-K that disclosed material nonpublic information, and ending one business day after the filing or furnishing of such report.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth information regarding the number of shares of common stock underlying outstanding plan awards held by each of our NEOs as of December 31, 2024:
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EXECUTIVE COMPENSATION
NAME	GRANT DATE	OPTION AWARDS				STOCK AWARDS
		NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(1)
Brent Pfeiffenberger, Pharm.D.	12/4/2023(2)	15,527	46,584	$1.61	12/4/2033
	12/4/2023(2)	127,895	383,685	$1.61	12/4/2033
	12/4/2023(3)					880,331	$889,134
	3/7/2024(4)					17,425	$17,599
	3/7/2024(5)	—	104,550	$5.315	3/7/2034
Gregory Russotti, Ph.D.,	3/18/2020(6)	7,731	—	$1.03	03-17-2030
	4/16/2021(7)	88,678	12,669	$7.27	04-15-2031
	1/25/2022(8)	76,556	28,444	$13.15	01-25-2032
	2/2/2023(5)	80,204	94,796	$4.64	2/2/2033
	2/2/2023(5)	80,204	94,796	$4.64	2/2/2033
	4/12/2023(5)	132,807	185,943	$2.91	4/12/2033
	3/7/2024(5)		146,000	$5.315	3/7/2034
	3/7/2024(4)					24,000	$24,240
Adrienne Farid, Ph.D.	7/18/2019(10)			$1.03	7/17/2029
	10/01/2020(9)	15,462		$1.75	09/30/2030
	4/16/2021(7)	181,592	25,957	$7.27	4/15/2031
	1/25/2022(8)	76,556	28,444	$13.15	1/25/2032
	2/2/2023(5)	60,152	71,098	$4.64	2/2/2033
	2/2/2023(5)	60,152	71,098	$4.64	2/2/2033
	2/2/2023(4)					12,306	$12,429
	2/2/2023(4)					12,306	$12,429
	3/7/2024(5)		146,000	$5.315	3/7/2034
	3/7/2024(4)					24,000	$24,240

(1)
The market value is based on the closing stock price of $1.01 on December 31, 2024 (the last trading date in the 2024 fiscal year).

(2)
This option vests 25% on December 4, 2024, with the remaining 75% vesting in 36 equal monthly installments, subject generally to the NEO’s continued employment with us.

(3)
This restricted stock unit vests 25% on December 4, 2024, and the remaining 75% vesting in 12 equal quarterly installments every February 15, May 15, August 15, November 15 thereafter, subject generally to the NEO’s continued employment with us.

(4)
This restricted stock unit vests 25% on the first anniversary of the grant date and the remaining 75% in 12 equal quarterly installments thereafter, subject generally to the NEO’s continued employment with us.

(5)
This option vests 25% on the first anniversary of the grant date and the remaining 75% in 36 equal monthly installments thereafter, subject generally to the NEO’s continued employment with us.

(6)
This option vests 25% on January 1, 2021 and the remaining 75% in 36 equal monthly installments thereafter, subject generally to the NEO’s continued employment with us. On January 15, 2021, Dr. Russotti utilized the early exercise feature of her stock option to purchase all 371,092 shares subject to the option, subject to the same vesting schedule as the original option. As of December 31, 2023, 7,731 unvested shares of restricted stock remain outstanding under this option award.

(7)
This option vests 25% on June 22, 2022, with the remaining 75% vesting in 36 equal monthly installments, subject generally to the NEO’s continued employment with us.

(8)
This option vests 25% on January 25, 2023, with the remaining 75% vesting in 36 equal monthly installments, subject generally to the NEO’s continued employment with us.

(9)
This option vests 25% on October 1, 2021 and the remaining 75% in 36 equal monthly installments thereafter, subject generally to the NEO’s continued employment with us. On January 17, 2021, Dr. Farid utilized the early exercise feature of her stock option to purchase 74,218 restricted shares of common stock subject to the same vesting schedule as the original option, leaving 15,462 options outstanding under this option award.

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EXECUTIVE COMPENSATION
(10)
This option vests 25% on October 1, 2021, with the remaining 75% vesting in 36 equal monthly installments, subject generally to the NEO’s continued employment with us.

EMPLOYMENT AGREEMENTS
We have entered into employment agreements with all of our named executive officers. The material terms of the employment agreements between us and our named executive officers are described in more detail below.
Brent Pfeiffenberger, Pharm.D.
We entered into an executive employment agreement on November 7, 2023, or the Pfeiffenberger Agreement. Pursuant to the Pfeiffenberger Agreement, Dr. Pfeiffenberger is entitled to (i) an initial annual base salary of $625,000, (ii) an initial annual bonus opportunity with a target amount of 55% of his annual base salary, (iii) a one-time signing bonus of $200,000, (iv) a one-time retention bonus of $450,000 and (v) certain sign-on equity awards (as described above). In addition, the Company agreed to reimburse Dr. Pfeiffenberger up to $150,000 for reasonable expenses incurred in connection with Dr. Pfeiffenberger’s relocation to the Philadelphia, Pennsylvania area.
Upon a termination of Dr. Pfeiffenberger’s employment without “cause” (as defined in the Pfeiffenberger Agreement) by the Company or resignation for “good reason” (as defined in the Pfeiffenberger Agreement), Dr. Pfeiffenberger is entitled to receive (i) payment of all accrued and unpaid base salary and PTO, (ii) payment of any otherwise earned but unpaid annual bonus for the prior year, (iii) payment of pro-rata bonus for the year of termination, and (iv) continuation of his base salary and COBRA premiums paid by us for 12 months. In addition, if such termination without “cause” or for “good reason” occurs, in each case, within three months prior to or 12 months following a “change in control” (as defined in the Pfeiffenberger Agreement), then (a) Dr. Pfeiffenberger’s salary and COBRA continuation period will be extended from 12 months to 18 months, (b) Dr, Pfeiffenberger will also receive a lump sum payment in an amount equal to his target annual bonus for the calendar year in which the termination occurs, and (c) all of Dr. Pfeiffenberger’s outstanding equity awards subject to vesting solely based on the passage of time and Dr. Pfeiffenberger’s continued employment will become vested on the later of Dr. Pfeiffenberger’s termination date and the change in control.
Upon a termination of Dr. Pfeiffenberger’s employment for any reason other than without cause or resignation for good reason, including, but not limited to (i) termination for cause, (ii) resignation without good reason, (iii) termination as a result of Dr. Pfeiffenberger’s “disability” (as defined in the Pfeiffenberger Agreement) or death, then the Company’s obligation to Dr. Pfeiffenberger will be limited solely to the payment of accrued and unpaid base salary through the date of such termination of employment. All other compensation and benefits will cease at the time of such termination, except as otherwise provided by COBRA.
Gregory Russotti, Ph.D.
We entered into an executive employment agreement with Dr. Russotti dated May 26, 2021, or the Russotti Agreement. The Russotti Agreement provides for an initial base salary of $430,700, an initial annual bonus opportunity of 40%, and eligibility to participate generally in our employee benefit plans. The Russotti Agreement also provides for severance benefits upon a termination of Dr. Russotti’s employment by us without “cause” (as defined in the Russotti Agreement), or resignation by Dr. Russotti for “good reason” (as defined in the Russotti Agreement), subject to Dr. Russotti’s execution of a general release of claims. The severance benefits are: (i) payment of all accrued and unpaid base salary, (ii) payment of any otherwise earned but unpaid annual bonus for the prior year, and (iii) continuation of Dr. Russotti’s base salary and payment of Dr. Russotti’s COBRA premiums by us for a period of nine months. In addition, if such termination without “cause” or resignation for “good reason” occurs within three months prior or 12 months following a “change in control” (as defined in the Russotti Agreement), then (i) the period of Dr. Russotti’s salary continuation and COBRA premium subsidy will be extended from nine months to 12 months; (ii) Dr. Russotti will receive a lump sum payment in an amount equal to his target annual bonus for the calendar year in which the termination occurs, and (iii) all of Dr. Russotti’s outstanding equity awards that are subject to vesting solely based on the passage of time will vest in full on the later of Dr. Russotti’s termination date and the change in control..
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EXECUTIVE COMPENSATION
In April 2023, Dr. Russotti was promoted to interim Chief Executive Officer upon the departure of our former Chief Executive Officer, Osvaldo Flores. In connection with such promotion, we entered into a side letter to his employment agreement with Dr. Russotti dated April 12, 2023, or the Russotti Side Letter. Pursuant to the terms of the Russotti Side Letter, the term of Dr. Russotti’s service as Interim Chief Executive Officer continued until the Company successfully hired a new Chief Executive Officer, provided however, that we could terminate Dr. Russotti as Interim Chief Executive Officer and restore Dr. Russotti to his position as Chief Technology Officer at any time upon (i) hiring of a new President and Chief Executive Officer, or (ii) otherwise upon ten days’ written notice. Pursuant to the Russotti Side Letter, Dr. Russotti’s target cash bonus percentage would be calculated as a sum of the following under terms of the Side Letter: (i) 40% of Dr. Russotti’s base salary in effect as of immediately prior to April 11, 2023, multiplied by a fraction the numerator of which is the number of days in such calendar year that are not part of the term he served as interim Chief Executive Officer, and the denominator of which is 365, and (ii) 55% of the Base Salary applicable during the term served as interim Chief Executive Officer multiplied by a fraction the numerator of which is the number of days during the term he served as interim Chief Executive Officer and the denominator of which is 365. The Russotti Side Letter terminated in December 2023 upon the appointment of Dr. Pfeiffenberger’s as President and Chief Executive Officer.
Adrienne Farid, Ph.D.
We entered into an executive employment agreement with Dr. Farid dated May 26, 2021, or the Farid Agreement. The Farid Agreement provides for an initial base salary of $437,800, an initial annual bonus opportunity equal to 40% of her base salary, and eligibility to participate generally in our employee benefit plans. The Farid Agreement also provides for severance benefits upon a termination of Dr. Farid’s employment by us without “cause” (as defined in the Farid Agreement), or resignation by Dr. Russotti for “good reason” (as defined in the Farid Agreement), subject to Dr. Farid’s execution of a general release of claims. The severance benefits are: (i) payment of any otherwise earned but unpaid annual bonus for the prior year, and (ii) continuation of Dr. Farid’s base salary and payment of Dr. Farid’s COBRA premiums by us for a period of nine months. In addition, if such termination without “cause” or resignation for “good reason” occurs within three months prior or 12 months following a “change in control” (as defined in the Farid Agreement), then (a) the period of Dr. Farid’s salary continuation and COBRA premium subsidy will be extended from nine months to 12 months; (b) Dr. Farid will receive a lump sum payment in an amount equal to her target annual bonus for the calendar year in which the termination occurs, and (c) all of Dr. Farid’s outstanding equity awards that are subject to vesting solely based on the passage of time will vest in full on the later of Dr. Farid’s termination date and the change in control.
Proprietary Information and Assignment Agreements
We have entered into proprietary information and assignment agreements, or the Information Agreements, with all of our NEOs, that include customary prohibitions against competition with us and solicitation of our customers and employees, both during employment and for one year following any cessation of employment (for Dr. Pfeiffenberger) or for nine months following cessation of employment (for each of Dr. Russotti and Dr. Farid). The Information Agreements are incorporated by reference into the employment agreements and payment of any severance benefits under each executive’s employment agreement is conditioned on continued compliance with his or her Information Agreement.
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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Since January 1, 2023, we have engaged in the following transactions with our directors, executive officers, holders of more than 5% of our voting securities, and affiliates or immediate family members of our directors, executive officers, and holders of more than 5% of our voting securities. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.
FUJIFILM Cellular Dynamics, Inc.
FUJIFILM Cellular Dynamics, Inc., or FCDI, is a holder of greater than 5% of our securities. Below are the transactions entered into between FCDI and us since January 1, 2023.
Master Collaboration Agreement
In October 2019, we entered into a Master Collaboration Agreement with FCDI, or the MCA, whereby FCDI agreed to provide certain services for us to develop and manufacture iPSCs and immune cells derived therefrom and in consideration, we agreed to make payments of at least $2.5 million per year to FCDI. The initial research plan covered the period from October 2019 through March 2022 and in July 2022, we amended the MCA to extend the term through September 2025. In 2023 and 2024, we made payments of $5.2 million and $7.4 million respectively, to FCDI under the MCA and the Manufacturing Agreement, as defined below.
Manufacturing Agreement
In March 2021, we entered into a Manufacturing and Supply Agreement with FCDI, or the Manufacturing Agreement, pursuant to which FCDI will provide certain analytical testing, process and analytical development and manufacturing services to us with respect to clinical supply of our product candidates. In March 2021, in connection with our entry into the Manufacturing Agreement, we amended the Reprogramming License and Differentiation License, each of which are described in greater detail below.
License Agreements
Differentiation License
We are party to an exclusive license with FCDI, dated September 18, 2018, as amended, with respect to certain patents and know-how related to the differentiation of induced pluripotent stem cells, or IPSCs, into immune-effector cells in the field of cancer immunotherapeutics, or the Differentiation License. Under the Differentiation License, FCDI granted us an exclusive, fully paid-up, sublicensable, worldwide, excluding Japan, license under certain patent rights and know-how related to human iPSC to exploit cancer immunotherapy products consisting of cells that are or are modifications of NK cells, T cells, dendritic cells and macrophages derived from human iPSC, or FCDI Licensed Products. In return, we granted FCDI an exclusive, fully paid-up, sublicensable license under certain patents and know-how controlled by us to exploit FCDI Licensed Products for any cancer immunotherapy use in Japan or, with respect to any abandoned indication, worldwide, and a non-exclusive license to manufacture the FCDI Licensed Products for any cancer immunotherapy use worldwide until the termination of the Differentiation License. We also granted to FCDI a non-exclusive, sublicensable, worldwide license under certain manufacturing know-how developed by us under the Differentiation License or MCA for manufacturing and process development activities outside of the field of cancer immunotherapy for cells other than NK cells, T cells, dendritic cells and macrophages derived from human iPSC until the termination of the Differentiation License.
Under the Differentiation License, FCDI has an option, executable once a product candidate meets its primary endpoint(s) in a Phase 2 clinical trial, to exploit FCDI Licensed Products in Japan or, with respect to any abandoned indication, worldwide. If FCDI does not exercise its option, we will have the right to exploit FCDI Licensed Products in Japan, and we and FCDI will amend the Differentiation License as necessary to permit such exploitation. In consideration for the Differentiation License, we issued 2,980,803 shares of common stock to FCDI, which were exchanged for 2,980,803 shares of common stock in connection with the corporate reorganization in 2021. No payments were made under the Differentiation License in 2023 or 2024.
Reprogramming License
We are party to a non-exclusive license with FCDI, also dated September 18, 2018, as amended, with respect to certain patents and know-how related to the reprogramming of human somatic cells to iPSCs in the field of cancer
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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
immunotherapeutics or the Reprogramming License. Under the Reprogramming License, FCDI granted us a non-exclusive, worldwide, excluding Japan, license under certain patent rights and know-how related to cell reprogramming of human cells to iPSCs to exploit FCDI Licensed Products within the field of cancer immunotherapeutics. Included within the rights granted to us under such license are rights sublicensed to us under certain patents owned by the Wisconsin Alumni Research Foundation, or WARF, relating to the “Thompson Factors” for reprogramming human cells to iPSCs, pursuant to a license agreement between FCDI and WARF, or the WARF License. In return, we granted FCDI a non-exclusive, fully paid up, sublicensable license to manufacture or practice developments made by us in Japan and to practice developments made by us to manufacture FCDI Licensed Products worldwide until the termination of the Reprogramming License. We also granted to FCDI a non-exclusive, sublicensable, worldwide license under certain developments made by us under the Reprogramming License to make, have made, use, have used, research and develop iPSCs for activities outside of the field of cancer immunotherapy, so long as such rights are not used in conjunction with any other technology to differentiate iPSCs into NK cells, T cells, macrophages, or dendritic cells.
Under the Reprogramming License, we agreed to pay FCDI low single-digit percentage royalty payments on net sales of FCDI Licensed Products, as required by the WARF License, until the expiration of the last-to-expire patent licensed thereunder, which is currently March 28, 2028. We also agreed to pay certain milestone payments to FCDI as required by the WARF License upon the achievement of certain development and commercial milestones up to an aggregate of $6.0 million per FCDI Licensed Product. No payments were made under the Reprogramming License in 2023 or 2024.
Autoimmune License
In September 2023, we and FCDI entered into a worldwide license agreement whereby FCDI will grant non-exclusive licenses to us for certain patent rights and know-how related to cell differentiation and reprogramming for the development and commercialization of iPSC-derived therapies for the treatment of inflammatory and autoimmune diseases, or the Autoimmune License. In addition, the Company and FCDI entered into an amendment to each of the Reprogramming License and the Differentiation License to expand the licenses related to the development and commercialization of IPSC-derived cancer immunotherapeutic to also include inflammatory and autoimmune diseases. Under the terms of these agreements, FCDI will be eligible to receive certain development and regulatory milestone payments as well as low single-digit royalties related to products developed in connection with such agreements. In consideration of entering into the Autoimmune License and amending each of the Reprogramming License and Differentiation License, we made an upfront payment to FCDI in the amount of $4.0 million. In addition, we paid FCDI a $1.0 million milestone fee pursuant to the Autoimmune License for filing of the IND for SLE for CNTY-101. There were no payments made under the Autoimmune License in 2024.
Letter Agreement
On January 7, 2022, we and FCDI entered into a letter agreement, or the Letter Agreement, in connection with the Company’s former collaboration with Bristol-Myers Squibb Company, or BMS, which amended the Reprogramming License and the Differentiation License such that (i) the definition of Territory under each for purposes of the sublicenses includes Japan, (ii) the licenses granted to us and our affiliates under the Reprogramming License and the Differentiation License were sublicensable to BMS, including with respect to Japan and (iii) BMS was not subject to grant-back and option provisions under the Reprogramming License. Pursuant to the Letter Agreement, and in consideration for amending the Reprogramming License and the Differentiation License, we (i) paid to FCDI an upfront payment of $10 million. No payments were made under the Letter Agreement in 2023 or 2024.
Executive Officer and Director Compensation
Please see “Executive Compensation” and “Director Compensation” for information regarding the compensation of our directors and executive officers.
Employment Agreements
We have entered into employment agreements or offer letter agreements with certain of our executive officers that, among other things, provide for certain compensatory and change in control benefits, as well as severance benefits.
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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
For a description of these agreements with our NEOs, see the Section titled “Executive Compensation”- “Employment Agreements.”
Proprietary Information and Assignment Agreements
We have entered into the Information Agreements with all of our executive officers. For a description of these agreements with our NEOs, see the Section titled “Executive Compensation”-”Employment Agreements.”
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and officers. These indemnification agreements may require us, among other things, to indemnify our directors and officers for some expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by a director or officer in any action or proceeding arising out of his or her service as one of our directors or officers, or any of our subsidiaries or any other company or enterprise to which the person provides services at our request.
Policies and Procedures for Related Party Transactions
Our Board has adopted a written Related Party Transaction Policy that governs the review and approval of related party transactions. This Related Party Transaction Policy covers any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. Pursuant to the Related Party Transaction Policy, if we want to enter into a transaction with a related party or an affiliate of a related party, the Audit Committee will review the proposed transaction to determine, based on applicable rules of Nasdaq and the SEC, whether such transaction requires approval by the Audit Committee. If approval is required, the proposed transaction will be reviewed at the next regular meeting of the Audit Committee, and we may not enter into a related party transaction unless the Audit Committee has specifically confirmed in writing that either no further reviews are necessary or that all requisite corporate reviews have been obtained. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances with respect to the transaction and shall evaluate all available options, including ratification, revision or termination of the transaction. The Audit Committee will not approve or ratify a transaction with a related party unless it has determined, upon consideration of all relevant information, that the transaction is in, or not inconsistent with, the best interests of the Company or its stockholders.
Other than entry into the Letter Agreement, all of the transactions described under “Certain Relationships and Related Party Transactions” in this Proxy Statement occurred prior to or concurrently with the adoption of the Related Party Transaction Policy and as such, these transactions were not subject to the approval and review procedures set forth in the policy. However, these transactions were reviewed and approved by our Board, and the Letter Agreement was reviewed and approved in accordance with our Related Party Transaction Policy.
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EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth certain information regarding our equity compensation plans as of December 31, 2024:
Plan Category	Number of securities to be issued upon exercise of outstanding options and other rights	Weighted- average exercise price of outstanding options and other rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(2)	5,310,229(3)	$5.66	4,536,457(4)
Equity compensation plans not approved by security holders	—	—	—
Total	5,310,229	$5.66	4,536,457

(1)
Represents the weighted-average exercise price of outstanding stock options. This weighted-average exercise price does not reflect shares subject to outstanding RSUs.

(2)
Represents shares available for future issues under the 2021 Plan and 2021 Employee Stock Purchase Plan, or the 2021 ESPP. No new grants will be made under our 2018 Equity Incentive Plan. The 2021 Plan contains an “evergreen” provision, pursuant to which, on or about January 1 each year, the maximum number of shares reserved for issuance under the 2021 Plan is increased by a number equal to the lesser of (i) 5% of the shares of common stock issued and outstanding on the last day of the immediately preceding fiscal year and (ii) such smaller number of shares of common stock as determined by the Board. The 2021 ESPP provides that the number of shares reserved and available for issuance will automatically increase each January 1, beginning on January 1, 2022, by the lesser (a) 1,128,42 shares of common stock, (b) 1% of the shares of common stock outstanding on the final day of the immediately preceding calendar year, and (c) such smaller number of shares as determined by the Board. The Board determined not to increase the shares on January 1, 2025 for the 2021 ESPP. The number in the table does not include the increase for the 2021 Plan from January 1, 2025.

(3)
Does not include purchase rights accruing under the 2021 ESPP as of December 31, 2023, because the purchase rights (and, therefore, the number of shares to be purchased) will not be determined until the end of the purchase period on June 30, 2025. Subject to the number of shares remaining in the share reserve, the maximum number of shares purchasable by any participant in the 2021 ESPP during the purchase period beginning January 1, 2025 and ending on June 30, 2025 is 5,000.

(4)
Includes shares available for future issues under the 2021 ESPP and 2021 Plan. As of December 31, 2024, 845,312 shares of common stock were available for issuance under the 2021 ESPP and 3,691,145 shares of common stock were available for issuance under the 2021 Plan.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of common stock as of April 15, 2025, except to the extent otherwise indicated in the footnotes below, by (a) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (b) each NEO identified in the “Summary Compensation Table” above, (c) each director and nominee for director, and (d) all executive officers and directors as a group.
The percentage of common stock outstanding is based on 86,158,758 shares of our common stock outstanding as of April 15, 2025. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of common stock subject to options that are currently exercisable or exercisable within sixty days of April 15, 2025 to be outstanding and to be beneficially owned by the person holding the options or warrants for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise noted below, the street address of each beneficial owner is c/o Century Therapeutics, Inc., 25 North 38th Street, 11th Floor, Philadelphia, PA 19104.
NAME OF BENEFICIAL OWNER	SHARES BENEFICIALLY OWNED
	NUMBER OF SHARES	PERCENTAGE
Greater than 5% Stockholders
Versant Entities(1)	12,166,109	14.1%
FUJIFILM Cellular Dynamics, Inc.(2)	6,955,207	8.1%
Bayer World Investments B.V.(3)	12,675,838	14.7%
Bain Capital Life Sciences Opportunities III, LP(4)	5,320,331	6.2%
Venrock Healthcare Capital Partners III, L.P.(5)	3,957,186	4.6%
Casdin Capital, LLC(6)	4,592,316	5.3%
Named Executive Officers and Directors
Brent Pfeiffenberger, Pharm.D.(7)	727,235	*
Gregory Russotti, Ph.D.(8)	987,632	*
Adrienne Farid, Ph.D(9)	758,737	*
Kimberly Blackwell, M.D.(10)	183,227	*
Cynthia Butitta(11)	182,680	*
Daphne Quimi(12)	83,224	*
Joseph Jimenez(13)	578,089	*
Timothy P. Walbert(14)	78,224	*
Alessandro Riva, M.D.(15)	183,227	*
Carlo Rizzuto, Ph.D.(16)	103,616	*
All executive officers and directors as a group (13 persons)	4,346,256	5.0%

*
Less than 1%

(1)
Based solely upon information set forth in a Schedule 13G/A filed on February 8, 2024. Consists of (i) 11,452,014 shares of common stock held by Versant Venture Capital VI, L.P., or Versant VI, and (ii) 714,095 shares of common stock held by Versant Vantage II GP-GP, LLC, or Versant II. Versant Ventures VI GP, L.P., or Versant VI GP LP, is the sole general partner of Versant VI and Versant Ventures VI GP-GP, LLC is the sole general partner of Versant VI GP LP and has voting and dispositive control over the shares held by Versant VI. Jerel Davis, Brad Bolzon, Tom Woiwode, Clare Ozawa, Kirk Nielsen and Robin Praeger, the managing directors of Versant Ventures VI GP-GP, LLC, may be deemed to possess voting and dispositive control over the shares held by Versant VI and may be deemed to have indirect beneficial ownership of the shares held by Versant VI but disclaims beneficial ownership of such securities, except to the extent of their respective pecuniary interest therein, if any. Versant Vantage II GP, L.P., or Versant II GP LP, is the sole general partner of Versant II and Versant Vantage II GP-GP, LLC is the sole general partner of Versant II GP LP and has voting and dispositive control over the shares held by Versant II. Dr. Davis, Mr. Bolzan, Mr. Woiwode, Ms. Owaza, Alex Mayweg and Ms. Praeger, the managing

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
directors of Versant Vantage II GP-GP, LLC, may be deemed to possess voting and dispositive control over the shares held by Versant II and may be deemed to have indirect beneficial ownership of the shares held by Versant II but disclaims beneficial ownership of such securities, except to the extent of their respective pecuniary interest therein, if any. The business address for each of Versant VI, Versant VI GP LP, Versant Ventures VI GP-GP, LLC, Versant II, Versant II GP LP and Versant Vantage II GP-GP, LLC is One Sansome Street, Suite 3630, San Francisco, CA 94104.
(2)
Based solely upon information set forth in a Schedule 13G filed on February 11, 2022. FCDI is an indirect, wholly owned subsidiary of FUJIFILM Holdings Corporation, which has sole voting and investment power over the Century shares held by FCDI. The address for FUJIFILM Holdings Corporation is 7-3, Akasaka 9-chome, Minato-ku, Tokyo 107-0052, Japan.

(3)
Based solely upon information set forth in a Schedule 13G filed on February 11, 2022. Bayer World Investments B.V. is a subsidiary of Bayer AG and voting and investment decisions with respect to these shares are made by Bayer AG’s Board of Management, which consists of Werner Baumann, Liam Condom, Serena Lin, Wolfgang Nickl, Stefan Oelrich, and Heiko Schipper. Each of Messrs. Baumann, Condon, Nickl, Oelrich, Schipper, and Ms. Lin disclaim beneficial ownership over the shares held by Bayer World Investments B.V. The address for Bayer World Investments B.V. is Bayer AG, Kaiser-Wilhelm-Allee 3, 51373 Leverkusen, Germany.

(4)
Based solely on information set forth in a Schedule 13G filed on April 25, 2024. Bain Capital Life Sciences Investors, LLC (BCLSI) is the manager of Bain Capital Life Sciences III General Partner, LLC, which is the general partner of Bain Capital Life Sciences Fund III, L.P, which is the sole member of Bain Capital Life Sciences Opportunities III GP, LLC, which is the general partner of Bain Capital Life Sciences Opportunities III, LP. As a result, BCLSI may be deemed to share voting and dispositive power with respect to the securities held by Bain Capital Life Sciences Opportunities III, LP. The address of BCLSI is 200 Clarendon Street, Boston, MA 02116.

(5)
Based solely upon information set forth in a Schedule 13G/A filed on February 14, 2025. Consists of (i) 864,143 shares held by Venrock Healthcare Capital Partners III, L.P., or VHCP III; (ii) 86,459 shares held by VHCP Co-Investment Holdings III, LLC, or VHCP Co-Invest; and (iii) 3,006,584 shares held by Venrock Healthcare Capital Partners EG, L.P., or VHCP EG. VHCP Management III, LLC or VHCPM, is the sole general partner of VHCP III and the sole manager of VHCP Co-Invest. VHCPM EG is the sole general partner of VHC PEG. Dr. Bong Koh and Nimish Shah are the voting members of VHCPM and VHCPM EG. The address of each of these persons and entities is 7 Bryant Park, 23rd Floor, New York, NY 10018.

(6)
Based solely upon information set forth in a Schedule 13G filed on November 27, 2024. These 4,592,316 shares are held by various entities affiliated with Casdin Capital, LLC, or Casdin Capital. Casdin Capital may be deemed to be the beneficial owner of these shares and exercises shared voting and investment control over these shares. Eli Casdin is the managing member of Casdin Capital and may be deemed to have voting and investment power with respect to the shares and disclaims beneficial ownership of the shares except to the extent of his pecuniary interests therein, if any. The address of Casdin Capital and Eli Casdin is 1350 Avenue of the Americas, Suite 2600, New York, NY 10019.

(7)
Consists of (i) 479,433 shares of common stock and (ii) 396,702 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 15, 2025.

(8)
Consists of (i) 287,959 shares of common stock, (ii) 606,900 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 15, 2025, and (iii) 92,773 shares of common stock held by the Gregory Russotti 2021 Family Trust. Christine Russotti and Mary Jane Laurer are trustees.

(9)
Consists of (i) 101,692 shares of common stock and (ii) 657,045 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 15, 2025.

(10)
Consists of 183,227 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 15, 2025.

(11)
Consists of 98,936 shares of common stock and (ii) 83,744 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 15, 2025

(12)
Consists of (i) 5,000 shares of common stock and (ii) 78,224 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 15, 2025.

(13)
Consists of (i) 494,345 shares of common stock and (ii) 83,744 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 15, 2025.

(14)
Consists of 78,224 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 15, 2025.

(15)
Consists of 183,227 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 15, 2025.

(16)
Consists of 103,616 shares of common stock issuable pursuant to options that are exercisable within 60 days of April 15, 2025.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of our common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. As a matter of practice, we assist many of our directors and all of our executive officers by preparing initial ownership reports and reporting ownership changes, and typically file these reports on their behalf. To our knowledge, based solely on our review of the copies of such reports filed electronically with the SEC and on written information given to us by the reporting persons, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with on a timely basis during the fiscal year ended December 31, 2024, except that, due to an administrative error, one Form 4 for Gregory Russotti was filed late on July 31, 2024.
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ITEMS TO BE VOTED ON
PROPOSAL 1: ELECTION OF CLASS I DIRECTORS FOR A THREE-YEAR TERM EXPIRING IN 2028
At the Annual Meeting, our stockholders will vote on the election of two Class I director nominees named in this Proxy Statement as directors, each to serve until our 2028 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Our Board has unanimously nominated Daphne Quimi and Carlo Rizzuto, Ph.D. for election to our Board at the Annual Meeting.
Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.
OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE ELECTION OF DAPHNE QUIMI AND CARLO RIZZUTO, PH.D.	✓
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ITEMS TO BE VOTED ON
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025
The Audit Committee of the Board has appointed and engaged EY to serve as our independent registered public accounting firm to audit the consolidated financial statements of the Company and our subsidiary for the 2025 fiscal year, and to perform audit-related services. EY has served as our independent registered public accounting firm since 2019.
Stockholders are hereby asked to ratify the Audit Committee’s appointment of EY as our independent registered public accounting firm for the 2025 fiscal year.
The Audit Committee is solely responsible for selecting our independent auditors. Although stockholder ratification of the appointment of EY to serve as our independent registered public accounting firm is not required by law or our organizational documents, the Board has determined that it is desirable to seek stockholder ratification as a matter of good corporate governance in view of the critical role played by independent registered public accounting firms in maintaining the integrity of financial controls and reporting. If the stockholders do not ratify the appointment of EY, the Audit Committee will reconsider its selection and whether to engage an alternative independent registered public accounting firm.
Representatives of EY are expected to virtually attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.	✓
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OTHER INFORMATION
OTHER MATTERS
The Annual Meeting is called for the purposes set forth in the Notice. Our Board does not know of any other matters to be considered by the stockholders at the Annual Meeting, other than the matters described in the Notice. However, the enclosed proxy confers discretionary authority on the persons named in the proxy card with respect to matters that may properly come before the Annual Meeting and that are not known to our Board at the date this Proxy Statement was printed. It is the intention of the persons named in the proxy card to vote in accordance with their best judgment on any such matter.
REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING
Stockholders intending to present a proposal to be considered for inclusion in the proxy statement for our 2026 Annual Meeting of Stockholders must submit a proposal that is received at our principal executive offices no later than December 29, 2025, which is the 120th day prior to the first anniversary we released this Proxy Statement to our stockholders for the 2025 Annual Meeting of Stockholders. Proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received by the Secretary) to our Secretary at Century Therapeutics, Inc., 25 North 38th Street, 11th Floor, Philadelphia, PA 19104. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Secretary, and also must comply with the SEC’s regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials.
Stockholders intending to present a proposal or nominate a director for election at our 2026 Annual Meeting of Stockholders without having the proposal or nomination included in our Proxy Statement must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that the Secretary of the Company receive the proposal or nomination no earlier than the close of business on the 120th day, and no later than the close of business on the 90th day, prior to the first anniversary of the preceding year’s annual meeting. Accordingly, for our 2026 Annual Meeting of Stockholders, our Secretary must receive the proposal or nomination no earlier than February 12, 2026 and no later than the close of business on March 14, 2026. However, if we change the date of the 2026 Annual Meeting of Stockholders by more than 30 days before or 60 days after the anniversary of this year’s Annual Meeting, stockholder proposals must be received no later than the close of business on the later of the 90th day prior to the scheduled date of the meeting and the tenth day following the day on which public notice of the meeting was first made. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Corporate Secretary. If the stockholder does not meet the applicable deadlines or comply with the requirements of SEC Rule 14a-4, we may exercise discretionary voting authority under proxies we solicit to vote, in accordance with our best judgment, on any such proposal.
In addition, to comply with the universal proxy rules, stockholders intending to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act in the timeline provided under our Bylaws.
STOCKHOLDER COMMUNICATIONS TO THE BOARD
Stockholders and other interested parties may communicate with the Board by writing to the Secretary, Century Therapeutics, Inc., 25 North 38th Street, 11th Floor, Philadelphia, PA 19104. Communications intended for a specific director or directors should be addressed to their attention to the Secretary at the address provided above. Communications received from stockholders are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. The Board has authorized the Secretary, in his or her discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.
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OTHER INFORMATION
AVAILABILITY OF MATERIALS
Our 2024 Annual Report, including the financial statements and financial statement schedules, has been filed with the SEC and provides additional information about us, which is incorporated by reference herein. It is available on the Internet at www.centurytx.com and is available in paper form (other than exhibits thereto) by first class mail or other equally prompt means to beneficial owners of our common stock, without charge, upon written request to Chief Financial Officer, Century Therapeutics, Inc., 25 North 38th Street, 11th Floor, Philadelphia, PA 19104. In addition, it is available to beneficial and record holders of our common stock at www.astproxyportal.com/ast/24419.
Notice of Annual Meeting of Stockholders and 2025 Proxy Statement | 38

ANNUAL MEETING OF STOCKHOLDERS OFCENTURY THERAPEUTICS, INC.June 12, 2025INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) inthe United States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.Vote online/phone until 11:59 PM EST the day before the meeting.MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.IN PERSON - You may vote your shares in person by attending the Annual Meeting.GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.20230000000000001000 9061225THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1.Election of Class I directors for a three year term expiring in 2028:NOMINEES: 2.Ratification of Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for 2025. FOR AGAINST ABSTAIN FOR ALL NOMINEESWITHHOLD AUTHORITY FOR ALL NOMINEESFOR ALL EXCEPT(See instructions below) O Daphne QuimiO Carlo Rizzuto, Ph.D. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposal 2. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”and fill in the circle next to each nominee you wish to withhold, as shown here:MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.Signature of StockholderDate:Signature of StockholderDate:Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0CENTURY THERAPEUTICS, INC.Proxy for Annual Meeting of Stockholders on June 12, 2025 Solicited on Behalf of the Board of DirectorsThe undersigned hereby appoints Brent Pfeiffenberger, Pharm.D. and Douglas Carr, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Century Therapeutics, Inc., to be held on Thursday, June 12, 2025, at 9:00 a.m. Eastern Time, and at any adjournments or postponements thereof, as follows:(Continued and to be signed on the reverse side)1.114475